Exhibit 99.2
Third Quarter 2022 Investor Supplement

Product Developments

Security:
•Introduced the AWS Lambda agent for the Fastly Next-Gen WAF, further enhancing the ability to deploy Fastly’s Next-Gen WAF in more places, to support serverless and FaaS initiatives with one of the most popular serverless solutions on the market.
•Released general availability of GraphQL support with Next-Gen WAF, a frictionless security solution supporting popular GraphQL APIs with GraphQL visibility and protection available right out of the box.
Observability:
•Launched general availability of Origin Inspector, enabling users to have real-time and historical visibility into responses delivered from their origin servers to the Fastly Edge Cloud, and Domain Inspector, enabling users with traffic monitoring for a single fully qualified domain name (FQDN) or multiple domains within a Fastly service.
Leading Innovation:
•Redesigned the Fastly status page to include resources separated into Fastly’s Network Services, Security, Compute, and Observability product categories.
•Released in beta Compute@Edge support for Go, a programming language used to build large-scale network tools such as Docker, Kubernetes, Istio and Terraform.
Developer Relations:
•Glitch has surpassed 2 million developers, extending Fastly’s opportunity to convert their ideas into globally performant, secure and reliable applications at scale.
Key Metrics Highlights

•Trailing 12-month net retention rate (NRR LTM)1 was 118% in the third quarter, up from 117% in the second quarter 2022.
•Dollar-Based Net Expansion Rate (DBNER)2 was 122% in the third quarter, up from 120% in the second quarter 2022.
•Total customer count was 2,925, of which 482 were enterprise customers.4
•Average enterprise customer spend of $759K in the third quarter, up 4% quarter-over-quarter.

Corporate Development
•Todd Nightingale joined Fastly as CEO, bringing his experience from Cisco, where he led business strategy and development efforts for its networking portfolio.
Customer and Partner Highlights

•Named a Challenger in Gartner® Magic Quadrant™ for Web Application and API Protection (WAAP). Along with our recent recognition as the Customers’ Choice for Web Application and API Protection for a fourth consecutive year, this validates Fastly’s first and only unified solution that protects Internet scale in any environment.
•New Relic, a developer of cloud-based performance software for websites and applications, is now using Fastly’s Compute@Edge after experiencing quality issues with a competitor's edge-based solution.
•Nirvana Labs, an innovator in decentralized blockchain solutions, chose Fastly’s Edge and WAF capabilities for its rate limit performance over its existing provider.
•Saturn, a time-based scheduling and social network for high school students, chose Fastly’s Next-Gen WAF and network services over its incumbent provider.

Third Quarter 2022 Financial Highlights
•Record revenue of $108.5 million, representing 6% sequential growth and 25% year-over-year growth.
•GAAP gross margin of 48.6%, compared to 52.4% in the third quarter of 2021. Non-GAAP gross margin of 53.6%, compared to 57.5% in the third quarter of 2021.
•GAAP net loss per basic and diluted shares of $0.52 compared to $0.48 in the third quarter of 2021. Non-GAAP net loss5 per basic and diluted shares of $0.14, compared to $0.11 in the third quarter of 2021.

Fourth Quarter and Full Year 2022 Guidance:

	Q4 2022	Full Year 2022
Total Revenue (millions)	$112 - $116	$425 - $429
Non-GAAP Operating Loss (millions)(5)	($18.0) - ($14.0)	($82) - ($78)
Non-GAAP Net Loss per share (6) (7)	($0.15) - ($0.11)	($0.67) - ($0.63)

Calculations of Key and Other Selected Metrics – Quarterly
(unaudited)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Total Customer Count	2,326	2,458	2,581	2,748	2,804	2,880	2,894	2,925
Enterprise Customer Count(4)	378	395	408	430	445	457	471	482
Enterprise Revenue % Total LTM	88%	89%	89%	88%	88%	89%	88%	89%
Enterprise Customer Average Spend LTM (in thousands)(8)	$681	$705	$702	$698	$704	$722	$730	$759
Net Retention Rate (NRR) Quarter(9)	116%	110%	93%	112%	107%	114%	128%	115%
Net Retention Rate (NRR) LTM(1)	137%	135%	121%	114%	118%	115%	117%	118%
Dollar-Based Net Expansion Rate (DBNER)(2)	144%	141%	126%	118%	121%	118%	120%	122%
Annual Revenue Retention Rate (ARR)(3)	99.3%	—%	—%	—%	99.2%	—%	—%	—%
Global Network Capacity	117 TB/sec	130 TB/sec	145 TB/sec	167 TB/sec	184 TB/sec	198 TB/sec	215 TB/sec	233 TB/sec
Countries	26	26	28	31	32	34	34	35
Markets	56	58	61	68	71	75	78	79
1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2 We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
3 Annual revenue retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.
4 Enterprise customers are defined as those spending $100,000 or more in the trailing twelve-month period.
5 For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this letter.
6 Assumes weighted average basic shares outstanding of 123.6 million in Q4 2022 and 121.6 million for the full year 2022.
7 Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2022.
8 Calculated based on trailing twelve-months.
9 Net Retention Rate measures the net change in monthly revenue from existing customers in the last month of the period (the “current" period month) compared to the last month of the same period one year prior (the “prior" period month). The revenue included in the current period month includes revenue from (i) revenue contraction due to billing decreases or customer churn and (ii) revenue expansion due to billing increases, but excludes revenue from new customers. We calculate Net Retention Rate by dividing the revenue from the current period month by the revenue in the prior period month.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; and Fastly's strategies, product and business plans. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and additional information that will be set forth in Fastly’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and other filings and reports that we may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, other income (expense), net, and income taxes.
Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.

Executive Transition costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive's employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less capital expenditures, including any advance payments made related to capital expenditures.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss and adjusted EBITDA results because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Revenue	$82,649	$84,852	$85,026	$86,735	$97,717	$102,382	$102,518	$108,504
Cost of revenue(1)	33,753	37,494	40,320	41,244	47,944	53,915	56,466	55,825
Gross profit	48,896	47,358	44,706	45,491	49,773	48,467	46,052	52,679
Operating expenses:
Research and development(1)	25,590	28,988	30,346	32,528	34,997	40,437	38,717	38,957
Sales and marketing(1)	34,765	34,872	36,334	39,288	42,151	41,480	46,760	47,006
General and administrative (1)	45,885	33,461	35,494	28,609	29,281	29,554	29,543	32,481
Total operating expenses	106,240	97,321	102,174	100,425	106,429	111,471	115,020	118,444
Loss from operations	(57,344)	(49,963)	(57,468)	(54,934)	(56,656)	(63,004)	(68,968)	(65,765)
Net gain on extinguishment of debt	—	—	—	—	—	—	54,391	—
Interest income	178	174	276	280	552	681	1,502	1,967
Interest expense	(452)	(661)	(1,436)	(1,555)	(1,593)	(1,622)	(1,530)	(1,381)
Other income (expense)	(697)	(64)	178	41	201	(279)	(1,673)	1,877
Loss before income taxes	(58,315)	(50,514)	(58,450)	(56,168)	(57,496)	(64,224)	(16,278)	(63,302)
Income tax expense	(12,611)	169	(155)	30	25	40	159	118
Net loss	$(45,704)	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)	$(63,420)
Net loss per share attributable to common stockholders, basic and diluted	$(0.40)	$(0.44)	$(0.51)	$(0.48)	$(0.49)	$(0.54)	$(0.14)	$(0.52)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	112,902	114,134	115,326	116,475	118,161	119,673	121,242	122,339
__________
(1)Includes stock-based compensation expense as follows:

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Cost of revenue	$1,255	$1,186	$1,828	$1,897	$2,316	$2,946	$3,188	$2,978
Research and development	7,017	7,958	8,634	14,752	15,675	18,589	13,889	14,488
Sales and marketing	5,275	5,008	5,631	9,121	11,399	10,094	10,184	10,920
General and administrative	16,134	16,686	17,333	10,866	10,198	8,393	7,717	10,992
Total	$29,681	$30,838	$33,426	$36,636	$39,588	$40,022	$34,978	$39,378

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Gross Profit							.	.
GAAP gross Profit	$48,896	$47,358	$44,706	$45,491	$49,773	$48,467	$46,052	$52,679
Stock-based compensation	1,255	1,186	1,828	1,897	2,316	2,946	3,188	2,978
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	52,626	51,019	49,009	49,863	54,564	53,888	51,715	58,132
GAAP gross margin	59.2%	55.8%	52.6%	52.4%	50.9%	47.3%	44.9%	48.6%
Non-GAAP gross margin	63.7%	60.1%	57.6%	57.5%	55.8%	52.6%	50.4%	53.6%

Research and development
GAAP research and development	25,590	28,988	30,346	32,528	34,997	40,437	38,717	38,957
Stock-based compensation	(7,017)	(7,958)	(8,634)	(14,752)	(15,675)	(18,589)	(13,889)	(14,488)
Non-GAAP research and development	18,573	21,030	21,712	17,776	19,322	21,848	24,828	24,469

Sales and marketing
GAAP sales and marketing	34,765	34,872	36,334	39,288	42,151	41,480	46,760	47,006
Stock-based compensation	(5,275)	(5,008)	(5,631)	(9,121)	(11,399)	(10,094)	(10,184)	(10,920)
Amortization of acquired intangible assets	(2,603)	(2,816)	(2,709)	(2,709)	(2,710)	(2,709)	(2,710)	(2,897)
Non-GAAP sales and marketing	26,887	27,048	27,994	27,458	28,042	28,677	33,866	33,189

General and administrative
GAAP general and administrative	45,885	33,461	35,494	28,609	29,281	29,554	29,543	32,481
Stock-based compensation	(16,134)	(16,686)	(17,333)	(10,866)	(10,198)	(8,393)	(7,717)	(7,959)
Executive transition costs	—	—	—	—	—	—	—	(4,207)
Acquisition-related expenses	(13,625)	(929)	(1,298)	(179)	(149)	(58)	(1,912)	—
Non-GAAP general and administrative	16,126	15,846	16,863	17,564	18,934	21,103	19,914	20,315

Operating loss
GAAP operating loss	(57,344)	(49,963)	(57,468)	(54,934)	(56,656)	(63,004)	(68,968)	(65,765)
Stock-based compensation	29,681	30,838	33,426	36,636	39,588	40,022	34,978	36,345
Executive transition costs	—	—	—	—	—	—	—	4,207
Amortization of acquired intangible assets	5,078	5,291	5,184	5,184	5,185	5,184	5,185	5,372
Acquisition-related expenses	13,625	929	1,298	179	149	58	1,912	—
Non-GAAP operating loss	(8,960)	(12,905)	(17,560)	(12,935)	(11,734)	(17,740)	(26,893)	(19,841)

Net loss
GAAP net loss	(45,704)	(50,683)	(58,295)	(56,198)	(57,521)	(64,264)	(16,437)	(63,420)
Stock-based compensation	29,681	30,838	33,426	36,636	39,588	40,022	34,978	36,345
Executive transition costs	—	—	—	—	—	—	—	4,207
Amortization of acquired intangible assets	5,078	5,291	5,184	5,184	5,185	5,184	5,185	5,372
Acquisition-related expenses	13,625	929	1,298	179	149	58	1,912	—
Acquisition-related tax benefit	(13,154)	—	—	—	—	—	—	—
Net gain on extinguishment of debt	—	—	—	—	—	—	(54,391)	—
Amortization of debt issuance costs	—	—	993	967	947	963	776	714
Non-GAAP net loss	$(10,474)	$(13,625)	$(17,394)	$(13,232)	$(11,652)	$(18,037)	$(27,977)	$(16,782)

GAAP net loss per common share—basic and diluted	$(0.40)	$(0.44)	$(0.51)	$(0.48)	$(0.49)	$(0.54)	$(0.14)	$(0.52)
Non-GAAP net loss per common share—basic and diluted	$(0.09)	$(0.12)	$(0.15)	$(0.11)	$(0.10)	$(0.15)	$(0.23)	$(0.14)
Weighted average basic common shares	112,902	114,134	115,326	116,475	118,161	119,673	121,242	122,339

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Adjusted EBITDA
GAAP net loss	$(45,704)	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)	$(63,420)
Stock-based compensation	29,681	30,838	33,426	36,636	39,588	40,022	34,978	36,345
Executive transition costs	—	—	—	—	—	—	—	4,207
Depreciation and other amortization	5,568	6,491	7,000	7,489	8,228	9,975	10,860	10,786
Amortization of acquired intangible assets	5,078	5,291	5,184	5,184	5,185	5,184	5,185	5,372
Acquisition-related expenses	13,625	929	1,298	179	149	58	1,912	—
Acquisition-related tax benefit	(13,154)	—	—	—	—	—	—	—
Interest income	(178)	(174)	(276)	(280)	(552)	(681)	(1,502)	(1,967)
Interest expense	452	661	443	588	646	659	754	667
Amortization of debt discount and issuance costs	—	—	993	967	947	963	776	714
Net gain on extinguishment of debt	—	—	—	—	—	—	(54,391)	—
Other (income) expense, net	697	64	(178)	(41)	(201)	279	1,673	(1,877)
Income tax (benefit) expense	543	169	(155)	30	25	40	159	118
Adjusted EBITDA	$(3,392)	$(6,414)	$(10,560)	$(5,446)	$(3,506)	$(7,765)	$(16,033)	$(9,055)

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Revenue	$82,649	$84,852	$85,026	$86,735	$97,717	$102,382	$102,518	$108,504
Cost of revenue (1)(2)	30,023	33,833	36,017	36,872	43,153	48,494	50,803	50,372
Gross profit	52,626	51,019	49,009	49,863	54,564	53,888	51,715	58,132
Operating expenses:
Research and development(1)	18,573	21,030	21,712	17,776	19,322	21,848	24,828	24,469
Sales and marketing(1)(2)	26,887	27,048	27,994	27,458	28,042	28,677	33,866	33,189
General and administrative (1)(3)(7)	16,126	15,846	16,863	17,564	18,934	21,103	19,914	20,315
Total operating expenses	61,586	63,924	66,569	62,798	66,298	71,628	78,608	77,973
Income (loss) from operations(1)(2)(3)(7)	(8,960)	(12,905)	(17,560)	(12,935)	(11,734)	(17,740)	(26,893)	(19,841)
Interest income	178	174	276	280	552	681	1,502	1,967
Interest expense(4)	(452)	(661)	(443)	(588)	(646)	(659)	(754)	(667)
Other income (expense), net	(697)	(64)	178	41	201	(279)	(1,673)	1,877
Income (loss) before income tax expense (benefit)(5)	(9,931)	(13,456)	(17,549)	(13,202)	(11,627)	(17,997)	(27,818)	(16,664)
Income tax expense (benefit)(6)	543	169	(155)	30	25	40	159	118
Net income (loss)(1)(2)(3)(4)(5)(6)(7)	$(10,474)	$(13,625)	$(17,394)	$(13,232)	$(11,652)	$(18,037)	$(27,977)	$(16,782)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.09)	$(0.12)	$(0.15)	$(0.11)	$(0.10)	$(0.15)	$(0.23)	$(0.14)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic and diluted	112,902	114,134	115,326	116,475	118,161	119,673	121,242	122,339
(1) Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2) Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(3) Excludes acquisition-related and other expenses. See GAAP to Non-GAAP reconciliations.
(4) Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(5) Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.
(6) Excludes acquisition-related tax benefit. See GAAP to Non-GAAP reconciliations.
(7) Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Assets
Current assets:
Cash and cash equivalents	$62,900	$948,783	$687,986	$282,131	$166,068	$245,794	$62,510	$87,897
Marketable securities	131,283	147,793	241,744	361,290	361,795	393,950	419,905	445,048
Accounts receivable, net	50,258	52,363	56,065	54,234	64,625	73,717	68,218	72,914
Prepaid expenses and other current assets	16,815	18,495	22,309	22,230	32,160	23,616	29,037	31,321
Total current assets	261,256	1,167,434	1,008,104	719,885	624,648	737,077	579,670	637,180
Property and equipment, net	95,979	98,608	116,471	147,729	166,961	174,550	173,950	179,080
Operating lease right-of-use assets, net	60,019	63,305	62,630	70,149	69,631	63,455	69,861	72,374
Goodwill	635,590	635,645	635,646	635,635	636,805	637,570	670,186	670,158
Intangible assets, net	121,742	116,379	113,215	107,905	102,596	97,287	93,978	88,482
Marketable securities, non-current	20,448	29,930	173,227	429,489	528,911	394,464	284,951	186,066
Other assets	24,917	26,993	27,578	28,142	29,468	30,020	60,199	73,258
Total assets	$1,219,951	$2,138,294	$2,136,871	$2,138,934	$2,159,020	$2,134,423	$1,932,795	$1,906,598
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,150	$12,019	$10,202	$7,766	$9,257	$8,248	$10,011	$8,265
Accrued expenses	34,334	36,320	28,609	36,063	36,112	49,902	49,943	54,186
Finance lease liabilities	11,033	10,910	14,773	18,675	21,125	26,766	28,088	27,807
Operating lease liabilities	19,895	20,011	19,713	20,007	20,271	18,688	19,243	20,919
Other current liabilities	19,677	19,036	29,735	24,758	45,107	36,569	33,705	33,422
Total current liabilities	94,089	98,296	103,032	107,269	131,872	140,173	140,990	144,599
Long-term debt, less current portion	—	930,291	931,385	932,305	933,205	934,121	703,375	704,042
Finance lease liabilities, noncurrent	14,707	13,648	19,685	24,659	22,293	28,867	26,479	21,027
Operating lease liabilities, noncurrent	44,890	47,505	47,177	54,066	55,114	52,334	60,657	62,750
Other long-term liabilities	4,400	3,520	6,502	5,056	2,583	2,205	7,556	7,201
Total liabilities	158,086	1,093,260	1,107,781	1,123,355	1,145,067	1,157,700	939,057	939,619
Stockholders’ equity:
Class A and Class B common stock	2	2	2	2	2	2	2	2
Additional paid-in capital	1,350,050	1,384,045	1,426,520	1,469,366	1,527,468	1,561,371	1,597,869	1,634,666
Accumulated other comprehensive income (loss)	6	(137)	(261)	(420)	(2,627)	(9,496)	(12,542)	(12,678)
Accumulated deficit	(288,193)	(338,876)	(397,171)	(453,369)	(510,890)	(575,154)	(591,591)	(655,011)
Total stockholders’ equity	1,061,865	1,045,034	1,029,090	1,015,579	1,013,953	976,723	993,738	966,979
Total liabilities and stockholders’ equity	$1,219,951	$2,138,294	$2,136,871	$2,138,934	$2,159,020	$2,134,423	$1,932,795	$1,906,598

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Cash flows from operating activities:
Net loss	$(45,704)	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)	$(63,420)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,713	6,419	6,927	7,364	8,089	9,850	10,736	10,662
Amortization of acquired intangibles	4,933	5,363	5,257	5,309	5,309	5,309	5,309	5,496
Amortization of right-of-use assets and other	5,941	6,357	6,303	7,158	7,065	6,839	6,539	8,501
Amortization of debt issuance costs	161	332	937	966	950	964	775	715
Amortization of deferred contract costs	1,141	1,411	1,535	1,621	1,727	1,851	2,138	2,031
Stock-based compensation	29,681	30,838	33,426	36,636	39,588	40,022	34,978	39,378
Provision for doubtful accounts and credit losses	507	(420)	225	236	155	127	402	1,253
Interest paid on finance leases	(234)	(330)	(405)	(524)	(495)	(591)	(649)	(603)
(Gain) loss on disposal of property and equipment	786	27	—	(204)	(123)	268	586	—
Tax benefit related to release of valuation allowance	(12,950)	—	—	—	—	—	—	—
Amortization and accretion of discounts and premiums on investments	—	—	—	—	—	957	894	771
Net gain on extinguishment of debt	—	—	—	—	—	—	(54,391)	—
Other adjustments	448	64	749	683	729	128	(67)	(353)
Changes in operating assets and liabilities:
Accounts receivable	(2,595)	(1,685)	(3,927)	1,595	(10,546)	(9,219)	5,097	(5,949)
Prepaid expenses and other current assets	(1,772)	(1,680)	(3,814)	(8)	725	(2,111)	(2,701)	(975)
Other assets	(9,752)	(2,952)	(2,137)	(2,231)	(3,103)	(2,451)	(3,948)	(13,505)
Accounts payable	(2,987)	2,119	(1,957)	(1,815)	1,799	(2,492)	3,336	(4,301)
Accrued expenses	(4,232)	(755)	(3,080)	6,548	1,548	4,891	(3,729)	3,328
Operating lease liabilities	(5,412)	(6,365)	(6,491)	(6,879)	(6,712)	(6,557)	(6,280)	(7,830)
Other liabilities	5,178	1,071	7,733	(2,948)	2,908	3,289	732	(2,833)
Net cash provided by (used in) operating activities	(31,149)	(10,869)	(17,014)	(2,691)	(7,908)	(13,190)	(16,680)	(27,634)
Cash flows from investing activities:
Purchase of marketable securities	(64,698)	(64,331)	(269,537)	(443,701)	(150,586)	(148,193)	(207,286)	—
Sale of marketable securities	—	12,497	—	51,739	2,291	2,301	159,552	—
Maturities of marketable securities	5,001	25,503	31,750	15,600	45,232	240,547	127,333	72,857
Business acquisitions, net of cash acquired	(200,988)	—	—	—	(1,169)	(775)	(25,224)	(1,746)
Advance for purchase of property and equipment	—	—	—	—	—	—	(29,310)	(1,964)
Purchases of property and equipment	(5,126)	(8,079)	(2,934)	(20,254)	(3,549)	(4,664)	(4,151)	(2,631)
Proceeds from sale of property and equipment	425	—	—	291	297	—	241	125
Capitalized internal-use software	(2,049)	(989)	(1,691)	(7,619)	(3,180)	(3,810)	(4,926)	(5,120)
Purchases of intangible assets	—	—	(2,093)	1	—	—	—	—
Net cash provided by (used in) investing activities	(267,435)	(35,399)	(244,505)	(403,943)	(110,664)	85,406	16,229	61,521
Cash flows from financing activities:
Issuance of convertible note, net of issuance costs	—	930,775	—	—	—	—	—	—
Payments of debt issuance costs	—	(1,351)	—	—	—	—	—	—
Repayments of notes payable	(20,300)	—	—	—	—	—	—	—
Net Cash paid for debt extinguishment	—	—	—	—	—	—	(177,082)	—
Repayments of finance lease liabilities	(2,713)	(2,951)	(3,628)	(3,985)	(3,004)	(4,882)	(6,147)	(7,076)
Cash received for restricted stock sold in advance of vesting conditions	—	—	—	—	—	10,655	—	—
Cash paid for early sale of restricted shares	—	—	—	—	—	(3,498)	(3,539)	(3,618)
Proceeds from exercise of vested stock options	2,320	2,719	2,886	3,489	3,532	3,048	1,721	555
Proceeds from Employee Stock Purchase Plan	3,112	3,071	1,493	1,430	2,075	2,406	1,571	1,749
Net cash provided by (used in) financing activities	(17,581)	932,263	751	934	2,603	7,729	(183,476)	(8,390)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(10)	(112)	(29)	(242)	(94)	(219)	(100)	(110)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(316,175)	885,883	(260,797)	(405,942)	(116,063)	79,726	(184,027)	25,387
Cash, cash equivalents, and restricted cash at beginning of period	380,055	63,880	949,763	688,966	283,024	166,961	246,687	62,660
Cash, cash equivalents, and restricted cash at end of period	$63,880	$949,763	$688,966	$283,024	$166,961	$246,687	$62,660	$88,047

Free Cash Flow
(in thousands, unaudited)

	Quarter ended
	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Cash flow provided by (used in) operations	$(31,149)	$(10,869)	$(17,014)	$(2,691)	$(7,908)	$(13,190)	$(16,680)	$(27,634)
Capital expenditures(1)	(9,463)	(12,019)	(8,253)	(31,567)	(9,436)	(13,356)	(14,983)	(14,702)
Advance payment for purchase of property and equipment(2)	—	—	—	—	—	—	(29,310)	(1,964)
Free Cash Flow	$(40,612)	$(22,888)	$(25,267)	$(34,258)	$(17,344)	$(26,546)	$(60,973)	$(44,300)
__________
(1)Capital Expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, and capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)Advance payments for purchase of property and equipment relate to prepayments made for our capital expenditures in advance of receiving the asset, as reflected in our statement of cash flows.